Exhibit 99.1


                                 CRANSTON, INC.

                          Index to Financial Statements

                                                                  Page No.
                                                                  --------
Report of Independent Registered Public Accounting Firm                  1

Balance Sheet at December 31, 2006                                       2

Statement of Operations for the period
  July 18, 2006 (date of inception) through December 31, 2006            3

Statement of Stockholders' Equity for the period
  July 18, 2006 (date of inception) through December 31, 2006            4

Statement of Cash Flows for the period
  July 18, 2006 (date of inception) through November 30, 2006            5

Notes to Financial Statements for the period
  July 18, 2006 (date of inception) through December 31, 2006            6

Condensed Balance Sheet at June 30, 2007                                11

Condensed Statements of Operations for the period January 1, 2007 through June 30, 3007 and the period July 18, 2006
  (date of inception) through June 30, 2007 (unaudited)                 12

Condensed Statement of Stockholders' Equity for the period
  January 1, 2007 through June 30, 2007 (unaudited)                     13

Condensed Statement of Cash Flows for the period
  January 1, 2007 through June 30, 2007 (unaudited)                     14

Notes to Condensed Financial Statements for the period
  July 18, 2006 (date of inception) through
  June 30, 2007 (unaudited)                                             15

                    RUSSELL BEDFORD STEFANOU MIRCHANDANI LLP
                          CERTIFIED PUBLIC ACCOUNTANTS
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Board of Directors,
Cranston, Inc.
2 West Forty Sixth Street
Second Floor
New York, New York 10036

We have audited the accompanying balance sheet of Cranston, Inc. (a development stage company) as of December 31, 2006 and the related statements of losses, stockholders' equity, and cash flows in the period July 18, 2006 (date of inception) through December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based upon our audits.

We have conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cranston, Inc. (a development stage company) as of December 31, 2006 and the related statements of losses, deficiency in stockholder's equity, and cash flows in the period July 18, 2006 (date of inception) through December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern as per Note 7. The Company is in the development stage and has not established a source of revenue. This raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                          /s/ Russell Bedford Stefanou Mirchandani, LLP
                              Russell Bedford Stefanou Mirchandani, LLP
                              Certified Public Accountants


New York, New York
March 13, 2007

                                 CRANSTON, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                               DECEMBER 31, 2006

                          ASSETS
                          ------
Current assets:
  Cash and cash equivalents                       $       -
  Prepayments                                        20,000
                                                  ----------
Total current assets                                 20,000
Other asset (Note 4)                                380,000
                                                  ----------

Total assets                                      $ 400,000
                                                  ==========


            LIABILITIES AND STOCKHOLDERS' EQUITY
            ------------------------------------


Commitments and contingencies (Note 6)                    -


Stockholders' equity:
  Common stock -- no par value, 200 shares
  authorized, issued and outstanding                800,000
  Subscriptions receivable                         (400,000)
  Retained earnings                                       -
                                                  ----------

    Total stockholders' equity                      400,000
                                                  ----------

Total liabilities and stockholders' equity        $ 400,000
                                                  ==========


   The accompanying notes are an integral part of these financial statements.

                                 CRANSTON, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
       FOR THE PERIOD JULY 18, 2006 (INCEPTION) THROUGH DECEMBER 31, 2006


Revenue                                                         $        -

Operating expenses:
  Selling,  general  and  administrative  expenses                       -
                                                                -----------

  Total  operating  expenses                                             -
                                                                -----------

Income  from  operations                                                 -
                                                                -----------

Provisions  for  income  tax                                             -
                                                                -----------

Net  income                                                     $        -
                                                                ===========

Net  income  per  common  share  (basic  and  diluted)          $    (0.00)
                                                                ===========

Weighted average of common shares outstanding                            -
                                                                ===========


The accompanying notes are an integral part of these financial statements.

                                              CRANSTON, INC.
                                      (A DEVELOPMENT STAGE COMPANY)
                                    STATEMENT OF STOCKHOLDERS' EQUITY
                    FOR THE PERIOD JULY 18, 2006 (INCEPTION) THROUGH DECEMBER 31, 2006

                                   Common  Stock
                               --------------------
                                Number of             Subscription     Retained
                                 Shares     Amount     Receivable      Earnings       Total
                               -----------  -------  --------------  -------------  --------

Balance at July 18, 2006                 -  $     -  $           -    $         -   $      -


Shares issued at par value to
  founders for services
  rendered                              80        -              -              -          -

Sale of shares of common
  stock at $6,666.67 per
  share in December 2006,
  including subscription
  receivable for balance of
  sale proceeds                        120   800,000      (400,000)             -    400,000

Net income                               -        -              -              -          -
                               -----------  --------  --------------  ------------  --------

Balance at December 31, 2006           200  $800,000  $   (400,000)   $         -   $400,000
                               ===========  ========  ==============  ============  ========

   The accompanying notes are an integral part of these financial statements.

                                 CRANSTON, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
       FOR THE PERIOD JULY 18, 2006 (INCEPTION) THROUGH DECEMBER 31, 2006

Cash flows from operating activities:
  Net income                                                    $        -


Changes in operating assets and liabilities:
  (Increase)  in  prepayments                                      (20,000)
                                                                -----------

Cash  used  in  operating  activities                              (20,000)
                                                                -----------

Cash flows from investing activities:
  Payments  held  in  escrow  for  business  acquisition          (380,000)
                                                                -----------

Cash  used  in  investing  activities                             (380,000)
                                                                -----------

Cash flows from financing activities:
  Proceeds  from  issuance  of  common  stock                      400,000
                                                                -----------

Cash  provided  by  financing  activities                          400,000
                                                                -----------
Increase  in  cash  and  cash  equivalents                               -


Cash and cash equivalents: beginning of period (July 18, 2006)           -
                                                                -----------

Cash and cash equivalents: end of period (December 31, 2006)             -
                                                                ===========

Supplemental Disclosure of Cash Flow Information:
Cash  paid  during  the  period  for  interest                  $        -
Cash  paid  during  the  period  for  taxes                     $        -



   The accompanying notes are an integral part of these financial statements.

                                       5

                                 CRANSTON, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
   FOR THE PERIOD JULY 18, 2006 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2006

NOTE 1     DESCRIPTION OF BUSINESS

          Cranston, Inc. (the "Company") was incorporated under the laws of the state of New York on July 18, 2006. The Company recently began operations and is a development stage entity that is primarily engaged in marketing health and beauty care products.

NOTE 2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

          Revenue  Recognition
          --------------------
          For  revenue  from  product  sales,  the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition
          ("SAB104"),  which  superseded  Staff  Accounting  Bulletin  No.  101,
          Revenue  Recognition  in  Financial  Statements  ("SAB101").  SAB  101
          requires  that  four  basic criteria must be met before revenue can be recognized:  (1)  persuasive  evidence  of  an arrangement exists; (2)
          delivery  has  occurred;  (3)  the  selling  price  is  fixed  and determinable;  and  (4)  collectibility  is  reasonably  assured.
          Determination  of  criteria  (3)  and  (4)  are  based on management's judgments  regarding  the  fixed  nature  of the selling prices of the products delivered and the collectibility of those amounts. Provisions for  discounts  and  rebates  to  customers,  estimated  returns  and allowances,  and other adjustments are provided for in the same period the  related  sales  are  recorded. The Company defers any revenue for which the product was not delivered or is subject to refund until such time  that  the  Company  and  the customer jointly determine that the product  has  been  delivered  or  no  refund  will  be  required.

          SAB  104  incorporates  Emerging  Issues  Task  Force  00-21  ("EITF
          00-21"), Multiple-deliverable Revenue Arrangements. EITF 00-21 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing EITF 00-21 on the Company's financial position and results of operations was not significant.

          Cash and Cash Equivalents
          -------------------------
          For  purposes  of  reporting  the  statement  of  cash  flows,  the
          Company  considers  all  cash  accounts,  which  are  not  subject  to withdrawal  restrictions,  and  all  highly  liquid  debt  instruments purchased  with a original maturity of three months or less to be cash equivalents.

          Allowance  for  Doubtful  Accounts
          ----------------------------------
          The  Company  maintains  an  allowance  for  doubt  accounts to reduce amounts  to  their  estimated  realizable  value.  In  estimating  the provision  for  doubtful  accounts,  the company considers a number of factors  including  age  of the accounts receivable, trends and ratios involving  the  age of the accounts receivable and the customer mix of each  aging  categories.  There  were  no  allowances  established  at
          December  31,  2006.

          Concentration  of  Credit  Risk
          -------------------------------
          Financial  instruments  and  related  items,  which  potentially subject  the  Company  to  concentrations  of  credit  risk,  consist primarily of cash, cash equivalents and trade receivables. The Company places  its  cash  and  temporary  cash  investments  with high credit quality  institutions.  At times, such investments may be in excess of the  FDIC  insurance  limit.


                                       6

          Concentration  of  Credit  Risk
          -------------------------------

          Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

          Inventories  /  Cost  of  Goods  Sold
          -------------------------------------
          The  Company  has  adopted  a  policy to record inventory at the lower of  cost  or  market  determined by the first-in-first-out method. The elements  of  cost  that comprise inventory and cost good sold are FOB shipping  point  costs,  freight  and destination charges, customs and importation  fees  and  taxes, customer broker fees (if any) and other related  costs.  Warehousing costs are changed to cost of goods in the period  the  costs  are  incurred.  The  Company  provides  inventory allowances  based  on  estimates  of obsolete inventories. Inventories consist  of  finished  products available for sale to distributors and customers.

          Income  Taxes
          -------------
          The  Company  has  adopted  Financial  Accounting  Standards  No.  109
          ("SFAS  109")  which  requires  the  recognition  of  deferred  tax liabilities  and  assets  for  the expected future tax consequences of events  that  have  been  included  in  the financial statement or tax returns.  Under  this  method, deferred tax liabilities and assets are determined  based  on  the difference between financial statements and the  tax  basis  of  assets and liabilities using enacted tax rates in effect  for the year in which the differences are expected to reverse.
          Temporary  differences  between  taxable income reported for financial reporting  purposes  and  income  tax  purposes  are  insignificant.

          Research  and  Development
          --------------------------
          The  Company  accounts  for  research  and  development  costs  in accordance  with  the Financial Accounting Standards Board's Statement of  Financial  Accounting  Standards No. 2 ("SFAS 2"), "Accounting for
          Research  and  Development  Costs".  Under  SFAS  2,  all research and development costs must be charged to expense as incurred. Accordingly, internal  research  and  development  costs  are expensed as incurred.
          Third-party  research  and  developments  costs  are expensed when the contracted  work  has been performed or as milestone results have been achieved.  Company-sponsored research and development costs related to both  present and future products are expensed in the period incurred.
          The  Company  had  no expenditures on research and product development for  the  period  July  18,  2006  through  December  31,  2006.

          Advertising  Costs
          ------------------

          The Company follows SOP 93-7 whereby charging the costs of advertising to expenses as incurred. The Company has not incurred advertising costs for the period July 18, 2006 through December 31, 2006.

          Earnings  per  Share
          --------------------

          The Company has reported its earnings per share in accordance with SFAS No. 128, "Earnings Per Share." Basic net income per common share is based on the weighted average number of shares outstanding during the period. Diluted net income per common share is based on the weighted average number of shares outstanding during the period, including common stock equivalents.

          Stock options and warrants account for the entire difference between basic average common shares outstanding and diluted average common shares outstanding. For purposes of computing diluted net income per common share, weighted average common share equivalents do not include stock options and warrants with an exercise price that exceeds the average fair market value of the Company's common stock for the period.

          Stock  Based  Compensation
          --------------------------

          In  December  2002,  the  FASB  issued  SFAS  No. 148, "Accounting for
          Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amended SFAS 123, "Accounting for
          Stock-Based Compensation," to provide alternative methods of transition for a voluntary charge to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amended the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results.
          The  Company has adopted SFAS 123 (R) which supersedes APB Opinion No.
          25, "Accounting for Stock Issued to Employees" and eliminates the intrinsic value method that was provided in SFAS 123 for accounting of stock-based compensation to employees. The Company made no employee stock-based compensation grants and therefore has no unrecognized stock compensation related liabilities or expense unvested or vested for the period July 18, 2006 through December 31, 2006.


                                       7

          Use of Accounting Estimates
          ---------------------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimate amounts are recognized in the year in which such adjustments are determined.

          New Accounting Pronouncements
          -----------------------------

          On  February  16,  2006  the  FASB  issued  SFAS  155, "Accounting for
          Certain  Hybrid  Instruments,"  which amends SFAS 133, "Accounting for
          Derivative  Instruments  and  Hedging  Activities,"  and  SFAS  140,
          "Accounting  for  Transfers  and  Servicing  of  Financial  Assets and
          Extinguishments of Liabilities." SFAS 155 allows financial allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies and amends certain other provisions of SFAS 133 and SFAS 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

          In March 2006, the FASB issued FASB Statement No. 156, Accounting for Servicing of Financial Assets - an amendment to FASB Statement No.
          140. Statement 156 requires that an entity recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a service contract under certain situations. The new standard is effective for fiscal years beginning after September 15, 2006. The Company does not expect its adoption of this new standard to have a material impact on its financial position, results of operations or cash flows.

          In  September  2006  the  Financial  Account  Standards  Board  (the
          "FASB")  issued  its  Statement of Financial Accounting Standards 157,
          Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements.
          However, for some entities, the application of this Statement will change current practice. FAS 157 effective date is for fiscal years beginning after November 15, 2007. The Company does not expect adoption of this standard will have a material impact on its financial position, operations or cash flows.

          In  September  2006  the  FASB  issued  its  Statement  of  Financial
          Accounting  Standards  158  "Employers' Accounting for Defined Benefit
          Pension and Other Postretirement Plans". This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The effective date for an employer with publicly traded equity securities is as of the end of the fiscal year ending after December 15, 2006. The Company does not expect adoption of this standard will have a material impact on its financial position, operations or cash flows.


                                       8

NOTE 3    PREPAYMENTS

          In connection with a product licensing agreement, the Company paid $20,000 to the licensor as a partial payment toward a future order of products.

NOTE 4    OTHER ASSET

          The Company deposited $400,000 into a non-interest bearing escrow account to be utilized for a future acquisition of a public shell company and to consummate a product license (see Note 7). As of December 31, 2006, $380,000 was held in escrow.

NOTE 5    COMMON STOCK

          The Company is authorized to issue 200 shares of no par value common shares. There were 200 shares issued and outstanding as of December 31, 2006.

          During the period from July 18, 2006 (date of inception) to December 31, 2006, the Company issued 80 shares to its founders at par value.

          In December 2006, the Company sold 120 shares of its Common stock for a net average price of $6,666.67 per share. As of December 31, 2006, the Company had a subscription receivable outstanding totaling
          $400,000.

NOTE 6    COMMITMENTS AND CONTINGENCIES

          The Company does not lease or own any property. The Company contracts with a third party logistics company for fulfillment services and the use of warehouse space in Milford, Connecticut and Lebanon, Tennessee.

          The  Company  does  not  have  any  employment  agreements.

          On November 21, 2006, the Company entered into a licensing agreement to become the exclusive worldwide distributor of proprietary formulated hair inhibitor product in perpetuity. As required under terms of the license, the Company paid $20,000 to the licensor as a 50% deposit on an initial order of product. The license does not contain any additional purchase commitments or minimum royalties.


                                       9

NOTE 7    GOING  CONCERN

          The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company had no revenues for the period July 18, 2006 (Inception) through December 31, 2006 and had $20,000 in working capital as of December 31, 2006. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

          The Company's existence is dependent upon management's ability to develop profitable operations and increase its working capital.
          Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

          In order to improve the Company's liquidity, the Company is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

          If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate.
          However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.


                                       10

                                 CRANSTON, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            CONDENSED BALANCE SHEET
                                  JUNE 30, 2007
                                  (unaudited)

                              ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                      $      678
Inventory                                                           1,991
Prepayments (Note 3)                                               65,935
                                                               -----------
Total current assets                                               68,604

Other asset (Note 4)                                              300,000

                                                               -----------
   Total Assets                                                $  368,604
                                                               ===========


                   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                               $   33,927
                                                               -----------
   Total current liabilities                                       33,927
                                                               -----------

TOTAL LIABILITIES                                                  33,927

Commitments and contingencies (Note 6)

STOCKHOLDERS' EQUITY: (Note 5)
Common stock, no par value; 200 shares authorized,
  issued and outstanding                                          800,000
Accumulated deficit                                              (465,323)
                                                               -----------
   Total stockholders' equity                                     334,677

                                                               -----------
   Total liabilities and stockholders' equity                  $  368,604
                                                               ===========

   See accompanying footnotes to the unaudited condensed financial statements

                                       CRANSTON, INC.
                               (A DEVELOPMENT STAGE COMPANY)
                             CONDENSED STATEMENTS OF OPERATIONS
                                        (unaudited)

                                                                                FOR THE PERIOD FROM
                                                              FOR THE SIX          JULY 18, 2006
                                                              MONTHS ENDED     (DATE OF INCEPTION) TO
                                                              JUNE 30, 2007        JUNE 30, 2007
                                                            ----------------  ------------------------
REVENUES:
  Net sales                                                 $       268,319   $               268,319
  Cost of sales                                                      92,972                    92,972
                                                            ----------------  ------------------------
  Gross profit                                                      175,347                   175,347
                                                            ----------------  ------------------------

OPERATING EXPENSES:
  Media advertising                                                 281,339                   281,339
  Other selling expenses                                            153,103                   153,103
  General and administrative                                        206,228                   206,228
                                                            ----------------  ------------------------
  Total operating expenses                                          640,670                   640,670
                                                            ----------------  ------------------------
LOSS FROM OPERATIONS                                               (465,323)                 (465,323)
                                                            ----------------  ------------------------

LOSS BEFORE INCOME TAXES                                           (465,323)                 (465,323)
Provisions for income tax                                                 -                         -
                                                            ----------------  ------------------------
NET LOSS                                                    $      (465,323)  $              (465,323)
                                                            ----------------  ------------------------
Net loss per common share - basic                           $     (2,326.61)  $             (4,950.24)
                                                            ================  ========================

Net loss per common share - fully diluted                   $     (2,326.61)  $             (4,950.24)
                                                            ================  ========================

Weighted average common shares outstanding - basic                      200                        94
                                                            ================  ========================

Weighted average common shares outstanding - fully diluted              200                        94
                                                            ================  ========================


   See accompanying footnotes to the unaudited condensed financial statements

                                    CRANSTON, INC.
                            (A DEVELOPMENT STAGE COMPANY)
                     CONDENSED STATEMENT OF STOCKHOLDERS' EQUITY
                                     (unaudited)

                       COMMON STOCK
                    NUMBER OF             SUBSCRIPTION     ACCUMULATED
                     SHARES     AMOUNT     RECEIVABLE        DEFICIT          TOTAL
                    ---------  --------  ---------------  -------------  ---------------
Balance at
Janaury 1, 2007           200  $800,000  $     (400,000)  $          -   $      400,000

Payments
received for stock
subscription
receivable                                      400,000                         400,000

Net loss                                                      (465,323)        (465,323)
                     -------------------------------------------------------------------
Balance at
June 30, 2007             200  $800,000  $            -   $   (465,323)  $      334,677
                     ===================================================================

   See accompanying footnotes to the unaudited condensed financial statements

                                              CRANSTON, INC.
                                       (A DEVELOPMENT STAGE COMPANY)
                                     CONDENSED STATEMENT OF CASH FLOWS
                                              (unaudited)

                                                                                    FOR THE PERIOD FROM
                                                              FOR THE SIX              JULY 18, 2006
                                                              MONTHS ENDED        (DATE OF INCEPTION) TO
                                                             JUNE 30, 2007             JUNE 30, 2007
                                                        ------------------------  ------------------------

Cash flows from operating activities:
  Net loss                                              $              (465,323)  $              (465,323)

  Changes in operating assets and liabilities:
    (Increase) in inventory                                              (1,991)                   (1,991)
    (Increase) in prepayments                                           (45,935)                  (45,935)
    Increase in accounts payable                                         33,927                    33,927
                                                        ------------------------  ------------------------
      Net cash used in operating activities                            (479,322)                 (479,322)
                                                        ------------------------  ------------------------
Cash flows from investing activities:

  Payments held in escrow for business aquisition                        80,000                    80,000
                                                        ------------------------  ------------------------
    Net cash provided by investing activities                            80,000                    80,000
                                                        ------------------------  ------------------------
Cash flows from financing activities:

  Payments received from stock subscription receivable                  400,000                   400,000
                                                        ------------------------  ------------------------
    Net cash provided by financing activities                           400,000                   400,000
                                                        ------------------------  ------------------------
    Net increase in cash                                                    678                       678
                                                        ------------------------  ------------------------

Cash and cash equivalet at beginning of period                                -                         -
                                                        ------------------------  ------------------------
Cash and cash equivalent at end of period               $                   678   $                   678
                                                        ========================  ========================

Supplemental Disclosures of Cash Flow Information
  Cash paid for interest                                $                     -   $                     -

  Cash paid for taxes                                   $                     -   $                     -


   See accompanying footnotes to the unaudited condensed financial statements

                                 CRANSTON, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
     FOR THE PERIOD JULY 18, 2006 (DATE OF INCEPTION) THROUGH JUNE 30, 2007
                                  (unaudited)

NOTE 1    DESCRIPTION  OF  BUSINESS

          Cranston, Inc. (the "Company") was incorporated under the laws of the state of New York on July 18, 2006. The Company recently began operations and is a development stage entity that is primarily engaged in marketing health and beauty care products.

NOTE 2    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows.

          Revenue  Recognition
          --------------------

          For revenue from product sales, the Company recognizes revenue in accordance with Staff Accounting Bulletin No. 104, Revenue Recognition ("SAB104"), which superseded Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB101"). SAB 101 requires that four basic criteria must be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) delivery has occurred; (3) the selling price is fixed and determinable; and (4) collectibility is reasonably assured. Determination of criteria (3) and (4) are based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectibility of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments are provided for in the same period the related sales are recorded. The Company defers any revenue for which the product was not delivered or is subject to refund until such time that the Company and the customer jointly determine that the product has been delivered or no refund will be required.

          SAB  104  incorporates  Emerging  Issues  Task  Force  00-21  ("EITF
          00-21"), Multiple-deliverable Revenue Arrangements. EITF 00-21 addresses accounting for arrangements that may involve the delivery or performance of multiple products, services and/or rights to use assets. The effect of implementing EITF 00-21 on the Company's financial position and results of operations was not significant.

          Cash  and  Cash  Equivalents
          -------------------------

          For purposes of reporting the statement of cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions, and all highly liquid debt instruments purchased with a original maturity of three months or less to be cash equivalents.

          Allowance  for  Doubtful  Accounts
          ----------------------------------

          The Company maintains an allowance for doubt accounts to reduce amounts to their estimated realizable value. In estimating the provision for doubtful accounts, the company considers a number of factors including age of the accounts receivable, trends and ratios involving the age of the accounts receivable and the customer mix of each aging categories. There were no allowances established at June 30, 2007.

          Concentration  of  Credit  Risk
          -------------------------------

          Financial instruments and related items, which potentially subject the Company to concentrations of credit risk, consist primarily of cash, cash equivalents and trade receivables. The Company places its cash and temporary cash investments with high credit quality institutions. At times, such investments may be in excess of the FDIC insurance limit.

          Inventories  /  Cost  of  Goods  Sold
          -------------------------------------

          The Company has adopted a policy to record inventory at the lower of cost or market determined by the first-in-first-out method. The elements of cost that comprise inventory and cost good sold are FOB shipping point costs, freight and destination charges, customs and importation fees and taxes, customer broker fees (if any) and other related costs. Warehousing costs are changed to cost of goods in the period the costs are incurred. The Company provides inventory allowances based on estimates of obsolete inventories. Inventories consist of finished products available for sale to distributors and customers.

          Income  Taxes
          -------------

          The Company has adopted Financial Accounting Standards No. 109 ("SFAS 109") which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statement or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between financial statements and the tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Temporary differences between taxable income reported for financial reporting purposes and income tax purposes are insignificant.

          Research  and  Development
          --------------------------

          The Company accounts for research and development costs in accordance with the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 2 ("SFAS 2"), "Accounting for Research and Development Costs". Under SFAS 2, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred. Third-party research and developments costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company-sponsored research and development costs related to both present and future products are expensed in the period incurred. The Company had no expenditures on research and product development for the period July 18, 2006 through June 30, 2007.

          Advertising  Costs
          ------------------

          The Company follows SOP 93-7 whereby charging the costs of advertising to expenses as incurred.

          Earnings  per  Share
          --------------------

          The Company has reported its earnings per share in accordance with SFAS No. 128, "Earnings Per Share." Basic net income per common share is based on the weighted average number of shares outstanding during the period. Diluted net income per common share is based on the weighted average number of shares outstanding during the period, including common stock equivalents.

          Stock options and warrants account for the entire difference between basic average common shares outstanding and diluted average common shares outstanding. For purposes of computing diluted net income per common share, weighted average common share equivalents do not include stock options and warrants with an exercise price that exceeds the average fair market value of the Company's common stock for the period.

          Stock  Based  Compensation
          --------------------------

          In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure-an amendment of SFAS 123." This statement amended SFAS 123, "Accounting for
          Stock-Based Compensation," to provide alternative methods of transition for a voluntary charge to the fair value based method of accounting for stock-based employee compensation.

          In addition, this statement amended the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company has adopted SFAS 123 (R) which supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees" and eliminates the intrinsic value method that was provided in SFAS 123 for accounting of stock-based compensation to employees. The Company made no employee stock-based compensation grants and therefore has no unrecognized stock compensation related liabilities or expense unvested or vested for the period July 18, 2006 through June 30, 2007.

          Use of Accounting Estimates
          ---------------------------

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimate amounts are recognized in the year in which such adjustments are determined.

          New Accounting Pronouncements
          -----------------------------

          In September 2006 the Financial Account Standards Board (the "FASB") issued its Statement of Financial Accounting Standards 157, Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. FAS 157 effective date is for fiscal years beginning after November 15, 2007. The Company does not expect adoption of this standard will have a material impact on its financial position, operations or cash flows.

NOTE 3    PREPAYMENTS

          In connection with a product licensing agreement, the Company paid $40,000 to the licensor as a partial payment toward a future order of products. In addition, the Company paid $20,935 in progress payments to the production company making the Company's television infomercial. At June 30, 2007, the Company had paid $5,000 to a media agency for future television commercial air time.

NOTE 4    OTHER ASSET

          The Company deposited $800,000 into a non-interest bearing escrow account to be utilized for a future acquisition of a public shell company and to consummate a product license (see Note 7). As of June 30, 2007, $300,000 was held in escrow.

NOTE 5    COMMON STOCK

          The Company is authorized to issue 200 shares of no par value common shares. There were 200 shares issued and outstanding as of June 30, 2007.

          During the period from July 18, 2006 (date of inception) to June 30, 2007, the Company issued 80 shares to its founders at par value.

          In December 2006, the Company sold 120 shares of its Common stock for a net average price of $6,666.67 per share.

NOTE 6    COMMITMENTS AND CONTINGENCIES

          The Company does not lease or own any property. The Company contracts with third party logistics companies for fulfillment services and the use of warehouse space in Milford, Connecticut and Lebanon, Tennessee.

          The Company does not have any employment agreements.

          On November 21, 2006, the Company entered into a licensing agreement to become the exclusive worldwide distributor of proprietary formulated hair inhibitor product in perpetuity. As required under terms of the license, the Company paid $20,000 to the licensor as a 50% deposit on an initial order of product. The license does not contain any additional purchase commitments or minimum royalties.

NOTE 7    GOING CONCERN

          The accompanying statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying unaudited condensed financial statements, the Company had $268,319 in revenues for the period July 18, 2006 (Inception) through June 30, 2007 and had $34,677 in working capital as of June 30, 2007. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

          The Company's existence is dependent upon management's ability to develop profitable operations and increase its working capital. Management anticipates the Company will attain profitable status and improve its liquidity through the continued developing, marketing and selling of its products and additional equity investment in the Company. The accompanying unaudited condensed financial statements do not include any adjustments that might result should the Company be unable to continue as a going concern.

          In order to improve the Company's liquidity, the Company is actively pursing additional equity financing through discussions with investment bankers and private investors. There can be no assurance the Company will be successful in its effort to secure additional equity financing.

          If operations and cash flows continue to improve through these efforts, management believes that the Company can continue to operate. However, no assurance can be given that management's actions will result in profitable operations or the resolution of its liquidity problems.